SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  April 5, 2006
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                        (Date of earliest event reported)




                      HARRINGTON WEST FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                  0-50066                   48-1175170
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
        of incorporation)                                  Identification No.)


610 Alamo Pintado Road, Solvang, California                    93463
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(Address of principal executive offices)                     (Zip Code)


                                 (805) 688-6644
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Table of Contents
Item 4.01.  Changes in Registrant's Certifying Accountant.
SIGNATURE
EXHIBIT 16.1

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On April 5, 2006, as approved by the Audit Committee and Board, Harrington West Financial Group, Inc. appointed the accounting firm of Crowe Chizek and Company LLP ("Crowe Chizek") as its independent accountants for the first quarter of 2006 and for the year 2006. Harrington West Financial Group, Inc. did not re-engage Deloitte & Touche LLP as its external auditor for 2006.

The following is the information required by Regulation S-K, Item 304(a)(1) concerning the decision to not re-engage Deloitte & Touche LLP: Effective April 5, 2006, Harrington West Financial Group, Inc., determined to not re-engage Deloitte & Touche LLP. Deloitte & Touche LLP's report on our financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to not re-engage Deloitte & Touche LLP was recommended and approved by our Audit Committee. During the two most recent fiscal years and through April 5, 2006, there were no disagreements with Deloitte & Touche LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused them to make reference thereto in their report on the financial statements for such years. During the two most recent fiscal years and through April 5, 2006, there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided Deloitte & Touche LLP a copy of this disclosure, and have requested that it furnish us with a letter addressed to the Commission stating whether Deloitte & Touche LLP agrees with the statements made by us in this disclosure, and, if not, stating the respects in which it does not agree. The response from Deloitte & Touche LLP is attached as an exhibit to this 8-K.

(b) As stated above, Crowe Chizek was appointed on April 5, 2006, as our independent public accountants. During the two most recent fiscal years, and the interim period from January 1, 2006 through April 5, 2006, Harrington West Financial Group did not consult with Crowe Chizek regarding the following items:

o the application of accounting principles to any specified completed or proposed transaction,

o the type of audit opinion that might be rendered on Harrington West Financial Group's consolidated financial statements,

o any of the matters or reportable events as set forth in Item 304(a)(1)(iv) and (v) of SEC Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

16.1 Letter from Deloitte & Touche, LLP re change in certifying accountant


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      HARRINGTON WEST FINANCIAL GROUP, INC.


                             By: /s/ Craig J. Cerny
                             -------------------------------------------------
                             Craig J. Cerny
                             Chairman of the Board and Chief Executive Officer


Date:    April 7, 2006.